EXHIBIT 99.2
EXXON MOBIL CORPORATION

3Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 6)

Net Income (U.S. GAAP), $M	3Q06	2Q06	1Q06	4Q05	3Q05
Upstream
United States	1,192	1,644	1,280	1,787	1,671
Non-U.S.	5,301	5,490	5,103	5,251	5,678
Total	6,493	7,134	6,383	7,038	7,349
Downstream
United States	1,272	1,354	679	1,158	1,109
Non-U.S.	1,466	1,131	592	1,232	1,019
Total	2,738	2,485	1,271	2,390	2,128
Chemical
United States	458	189	329	281	70
Non-U.S.	893	651	620	944	402
Total	1,351	840	949	1,225	472

Corporate and financing	(92)	(99)	(203)	57	(29)
Net income (U.S. GAAP)	10,490	10,360	8,400	10,710	9,920
Net income per common share (U.S. GAAP)	1.79	1.74	1.38	1.72	1.60
Net income per common share
- assuming dilution (U.S. GAAP)	1.77	1.72	1.37	1.71	1.58

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	1,620
Total	0	0	0	0	1,620
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	390	0
Total	0	0	0	390	0

Corporate and financing	0	0	0	0	0
Corporate total	0	0	0	390	1,620

Earnings Excluding Special Items $M
Upstream
United States	1,192	1,644	1,280	1,787	1,671
Non-U.S.	5,301	5,490	5,103	5,251	4,058
Total	6,493	7,134	6,383	7,038	5,729
Downstream
United States	1,272	1,354	679	1,158	1,109
Non-U.S.	1,466	1,131	592	1,232	1,019
Total	2,738	2,485	1,271	2,390	2,128
Chemical
United States	458	189	329	281	70
Non-U.S.	893	651	620	554	402
Total	1,351	840	949	835	472

Corporate and financing	(92)	(99)	(203)	57	(29)
Corporate total	10,490	10,360	8,400	10,320	8,300
EPS excluding Special Items - assuming dilution	1.77	1.72	1.37	1.65	1.32
EXXON MOBIL CORPORATION

3Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 6)

Supplemental Information (continued)

Net production of crude oil and	3Q06	2Q06	1Q06	4Q05	3Q05
natural gas liquids, kbd
United States	377	435	442	431	439
Canada	303	300	332	356	317
Europe	490	511	563	539	516
Africa	801	808	741	795	688
Asia Pacific/Middle East	507	481	467	330	337
Russia/Caspian	125	125	114	131	106
Other	43	42	39	47	48
Total liquids production	2,646	2,702	2,698	2,629	2,451

Natural gas production available for sale, mcfd
United States	1,588	1,656	1,690	1,620	1,609
Canada	864	841	882	912	926
Europe	2,836	3,466	5,970	4,804	2,930
Asia Pacific/Middle East	2,703	2,616	2,462	2,303	2,096
Russia/Caspian	91	85	82	98	70
Other	81	90	89	85	85
Total natural gas production available for sale	8,163	8,754	11,175	9,822	7,716

Total worldwide liquids and gas production, koebd	4,007	4,161	4,560	4,266	3,737

Refinery throughput, kbd
United States	1,766	1,720	1,716	1,669	1,744
Canada	461	366	486	479	439
Europe	1,721	1,707	1,645	1,717	1,735
Asia Pacific	1,484	1,312	1,465	1,484	1,530
Other Non-U.S.	324	302	236	303	316
Total refinery throughput	5,756	5,407	5,548	5,652	5,764

Petroleum product sales, kbd (1)
United States	2,725	2,689	2,651	2,816	2,798
Canada	475	451	484	517	492
Europe	1,825	1,852	1,797	1,863	1,837
Asia Pacific	1,482	1,303	1,527	1,613	1,527
Other Non-U.S.	795	765	718	783	823
Total petroleum product sales	7,302	7,060	7,177	7,592	7,477

Gasolines, naphthas	2,898	2,875	2,735	2,969	2,992
Heating oils, kerosene, diesel	2,160	2,055	2,244	2,290	2,151
Aviation fuels	687	632	634	626	713
Heavy fuels	703	665	685	732	675
Specialty products	854	833	879	975	946
Total petroleum product sales	7,302	7,060	7,177	7,592	7,477

Chemical prime product sales, kt
United States	2,680	2,628	2,620	2,228	2,639
Non-U.S.	4,072	4,227	4,296	4,064	4,316
Total chemical prime product sales	6,752	6,855	6,916	6,292	6,955

(1) All petroleum product sales data is reported net of purchases/sales contracts with the same counterparty.

EXXON MOBIL CORPORATION

3Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 6)

Supplemental Information (continued)

Average Realization Data	3Q06	2Q06	1Q06	4Q05	3Q05
United States
ExxonMobil
Crude ($/b)	62.07	63.46	55.99	52.23	56.97
Natural Gas ($/kcf)	6.36	6.40	8.22	11.34	7.88

Benchmarks
WTI ($/b)	70.38	70.36	63.28	59.99	63.05
ANS-WC ($/b)	68.95	68.74	60.87	57.87	60.79
Henry Hub ($/mbtu)	6.58	6.80	9.01	13.00	8.53

Non-U.S.
ExxonMobil
Crude ($/b)	65.64	65.16	57.05	53.02	58.24
Natural Gas ($/kcf)	6.48	6.70	7.42	6.99	5.61
European NG ($/kcf)	7.67	7.73	8.04	7.11	5.61

Benchmarks
Brent ($/b)	69.49	69.62	61.75	56.90	61.54

Capital and Exploration Expenditures, $M
Upstream
United States	606	619	548	542	628
Non-U.S.	3,536	3,313	3,539	3,852	2,958
Total	4,142	3,932	4,087	4,394	3,586
Downstream
United States	215	250	162	213	191
Non-U.S.	443	492	419	535	455
Total	658	742	581	748	646
Chemical
United States	75	64	63	61	54
Non-U.S.	120	122	81	108	108
Total	195	186	144	169	162
Other	66	41	12	20	20

Total Capital and Exploration Expenditures	5,061	4,901	4,824	5,331	4,414

Exploration Expense Charged to Income, $M
Consolidated - United States	85	36	63	54	29
- Non-U.S.	263	134	214	278	215
Non-consolidated - ExxonMobil share - United States	0	0	0	0	0
- Non-U.S.	2	0	3	0	5
Total Exploration Expense Charged to Income	350	170	280	332	249

Effective Income Tax Rate, %	43.6%	44.2%	47.4%	41.1%	41.8%

Common Shares Outstanding (millions)
At quarter end	5,832	5,945	6,050	6,133	6,222
Average - assuming dilution	5,922	6,030	6,126	6,211	6,303

Total Cash and Cash Equivalents ($G)	37.3	36.7	36.5	33.3	33.8
Including restricted cash $4.6G

Total Debt ($G)	8.6	8.4	8.0	8.0	8.5

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	14.6	11.3	14.6	10.5	15.7
Sales of subsidiaries, investments and PP&E	0.8	1.1	0.4	1.4	0.8
Cash flows from operations and asset sales	15.4	12.4	15.0	11.9	16.5

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the third quarter of 2006. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION

3Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 6)

Upstream Earnings Reconciliations

Upstream Earnings

Upstream 3Q06 vs. 3Q05
$M
8000
7000
6000
5000
4000
3000
2000
1000
0
5,729
730
40
6,493
3Q05
Realization
Vol/Mix
Other
3Q06

$M	3Q05	3Q06	3Q06 vs. 3Q05
U.S.	1,671	1,192	-479
Non-U.S.	4,058	5,301	+1,243
Total	5,729	6,493	+764

Upstream 3Q06 vs. 2Q06
$M
8000
7000
6000
5000
4000
3000
2000
1000
0
7,134
(200)
(250)
(190)
6,493
2Q06
Realization
Vol/Mix
Other
3Q06

$M	2Q06	3Q06	3Q06 vs. 2Q06
U.S.	1,644	1,192	-452
Non-U.S.	5,490	5,301	-189
Total	7,134	6,493	-641

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

3Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 6)

Downstream Earnings Reconciliations

Downstream Earnings

Downstream 3Q06 vs. 3Q05
$M
3000
2500
2000
1500
1000
500
0
2,128
710
(240)
140
2,738
3Q05
Margin
Vol/Mix
Other
3Q06

Downstream 3Q06 vs. 2Q06
$M
3000
2500
2000
1500
1000
500
0
2,485
(240)
210
285
2,738
2Q06
Margin
Vol/Mix
Other
3Q06

$M	3Q05	3Q06	3Q06 vs. 3Q05
U.S.	1,109	1,272	+163
Non-U.S.	1,019	1,466	+447
Total	2,128	2,738	+610

$M	2Q06	3Q06	3Q06 vs. 2Q06
U.S.	1,354	1,272	-82
Non-U.S.	1,131	1,466	+335
Total	2,485	2,738	+253

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

3Q06 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 6)

Chemical Earnings Reconciliations

Chemical Earnings

Chemical 3Q06 vs. 3Q05
$M
1500
1000
500
0
472
820
(60)
120
1,351
3Q05
Margin
Vol/Mix
Other
3Q06

$M	3Q05	3Q06	3Q06 vs. 3Q05
U.S.	70	458	+388
Non-U.S.	402	893	+491
Total	472	1,351	+879

Chemical 3Q06 vs. 2Q06
$M
1500
1000
500
0
840
525
(50)
35
1,351
2Q06
Margin
Vol/Mix
Other
3Q06

$M	2Q06	3Q06	3Q06 vs. 2Q06
U.S.	189	458	+269
Non-U.S.	651	893	+242
Total	840	1,351	+511

Note: Earnings exclude special items

ExxonMobil